Exhibit 10.18

            2002 Employee and Officer Retention and Recognition Plan

                                    ARTICLE I

                                   DEFINITIONS

         The terms used in this 2002 Employee and Officer Retention and Recognition Plan (the "Plan") shall, unless otherwise indicated or required by the particular contest, have the following meaning:

1.1      Board.  The "Board" is the Board of Directors of the Company.

1.2 Common Stock. "Common Stock" is the Company's common stock traded on the OTC Bulletin Board exchange.

1.3 Company. The "Company" is FinancialContent, Inc., a Delaware corporation and, except as otherwise provided in Paragraphs 1.12 and
         6.2 with respect to a Subsidiary that ceases to be such under the circumstances therein described, any successor in interest by way of consolidation, operation or law, merger or otherwise.

1.4 Compensation Committee. The "Compensation Committee" is the compensation committee of the Board or such other similar committee as may in the future be designated by the Board to perform those functions.

1.5 Employee. An "Employee" is a full-time permanent employee of the Company or one of its Subsidiaries.

1.6      Officers.  An "Officer" of the Company includes any individual  serving
         in  the   capacity  of  an  Officer  of  the  Company  or  one  of  its
         Subsidiaries.

1.7 Plan Period. The "Plan Period" is the period commencing December 10, 2001 and ending December 31, 2005.

1.8 Recipient. A "Recipient" is an Employee or Officer designated by the Compensation Committee to receive a Restricted Stock Award under and pursuant to the terms of the Plan.

1.9 Restricted Stock. "Restricted Stock" refers to the stock of the Company not registered pursuant to the Securities Act of 1933 ("Securities Act"), and subject to the limitations under Rule 144 of the Securities Act.

1.10 Restricted Stock Award. A "Restricted Stock Award" is an award of shares of Restricted Stock upon and subject to the terms, restrictions, and conditions of this Plan.

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1.11     Subsidiary.  A "Subsidiary"  is any  corporation at least a majority of whose securities having ordinary voting power for the election of directors, is at the time owned by the Company and/or one or more Subsidiaries.

1.12 Termination. "Termination" is the ceasing to be an employee of the Company or one of its Subsidiaries, irrespective of cause or reason, including death, permanent total disability, or retirement. If (1) a Subsidiary is sold, merged, consolidated, or in any other manner transferred, or if, for any reason, the Company's ownership interest in the Subsidiary decreases below the level specified in Paragraph 1.11,
         (2) the Recipient's primary employment duties are with the Subsidiary at the time of the occurrence of such event, and (3) the Recipient does not, in conjunction therewith, transfer employment directly to the Company or Subsidiary, then the recipient shall be considered to have terminated his employment as of the date of the occurrence of such event.

                                   ARTICLE II

                                PURPOSE AND POWER

2.1 Purposes. This Plan is being adopted for the purpose of establishing incentives designed to recognize, reward and retain Employees and Officers whose performance, contribution and skills are critical to the Company, and who by their industry, loyalty, or exceptional service contribute to the success of the enterprise.

2.2 Eligibility. Only Employees and Officers shall be eligible to receive Restricted Stock Awards under this Plan. Determinations as to which Employees and Officers may become Recipients as well as the amount of Restricted Awards shall be made by the Compensation Committee.

                                   ARTICLE III

                             ADMINISTRATION OF PLAN

3.1 General Authority. The Plan shall be administered by the Compensation Committee. Without limiting the generality of the foregoing, but subject to the provisions of Paragraph 6.4, the Compensation Committee shall have full and final authority in its discretion to:

         (a) Interpret conclusively the provisions of this Plan and decide all questions of fact arising in its application;

         (b) Adopt, amend and rescind rules and regulations relating to this Plan;

         (c) Determine the Employees and Officers to whom Restricted Stock Awards shall be made and the amount of each such Restricted Stock Award; and

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         (d) Make any other determination it deems necessary or advisable.

         (e) In the event an Employee or Officer qualifying to receive shares under the Plan also serves on the Compensation Committee, the Board will determine if such Employees and Officers will receive a Restricted Stock Award and the number of shares to issue.

         A majority of the Compensation Committee shall constitute a quorum and the acts of a majority of the quorum shall be sufficient for the taking of any action

3.2 Committee Membership. The Compensation Committee shall be composed of two or more individuals.

                                   ARTICLE IV

                             SHARES SUBJECT TO PLAN

4.1 Maximum amount available. The maximum number of shares of Restricted Shares which may be subject to Restricted Stock Awards hereunder is 5,000,000 shares, and it is further understood that restricted shares falling under Rule 144 of the Securities Act of 1933 will be used hereunder.

         If Restricted Shares are forfeited for any reason, prior to the lapsing of the applicable restrictions, the forfeited shares shall become available for new Restricted Stock Awards in accordance with the terms hereof.

4.2 Adjustments. The Restricted Stock Awards shall be adjusted by the Board, but only in order to prevent dilution or enlargement of such awards in the event of a stock dividend, stock split-up or share combination, exchange of shares, recapitalization, merger, consolidation, acquisition of property or shares separation, reorganization, liquidation, or the like of or by the Company.

4.3 Individual Awards. In no event shall any Recipient be entitled to receive an aggregated total of more than 20% of the shares of Restricted Shares available under this plan.

                                    ARTICLE V

                             TERMS OF PARTICIPATION

5.1 Restricted Stock Awards. Restricted Stock Awards may be made prior to December 31, 2005. Such awards may be made to any Employee or Officer, regardless of whether prior Restricted Stock Awards have been made to such person.

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5.2      Notice.   The  Compensation   Committee  shall  promptly  provide  each
         Recipient with written notice setting forth:

         (a) The amount of the Restricted Stock Award; and

         (b) The terms, conditions and restrictions placed on the vesting and transferability of the restricted shares.

5.3 Governmental and other Regulations. The obligations of the Company to issue or transfer Restricted Shares awarded pursuant hereto are subject to compliance with all applicable governmental rules and regulations, and administrative action.

5.4 Restrictions on Transfer. The shares of Restricted Stock awarded pursuant to this Plan are subject to the following restrictions:

         (a) Stock certificates evidencing such shares shall be issued in the sole name of the Recipient (but shall be held by the Company until the restrictions shall have lapsed in accordance herewith) and shall bear a legend which, in part, shall provide that:

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW, AND ARE BEING OFFERED AND SOLD ONLY PURSUANT TO OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES WITH THE MEANING OF REGULATION S UNDER THE SECUTITIES ACT. THESE SECURITIES MAY NOT BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED, OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS THE TRANSACTION IS EXEMT FROM, OR NOT SUBJECT TO, REGISTRATION.

THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER THIS SECURITY, PRIOR TO THE DATE WHICH IS TWO (2) YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF THIS SECURITY), ONLY (A) TO THE COMPANY, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITES ACT, (C) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECUITIES ACT IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 904 UNDER THE SECURITIES ACT, OR
(D) PURSUANT TO ANOTHER AVAILABLE  EXEMPTION FROM THE REGISTRATION  REQUIREMENTS

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OF THE SECURITES ACT SUBJECT TO THE COMPANY'S RIGHT PRIOR TO ANY OFFER, SALE, OR
TRANSFER PURSUANT TO CLAUSE (C) OR (D) TO REQUIRE THE DELIVERY OF AN OPINION OF COUSEL, CERTIFICATES AND/OR OTHER INFORMATION REASONABLY SATISFACTORY TO THE COMPANY. THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF FURTHER AGREES NOT TO ENGAGE IN HEDGING TRANSACTIONS INVOLVING THESE SECURITIES UNLESS SUCH TRANSACTIONS MEET THE REQUIREMENTS AND COMPLY WITH THE SECURITES ACT.

THE SHARES OF FINANCIALCONTENT, INC. ("COMPANY") STOCK EVIDENCED BY THIS CERTIFICATE ARE SUBJECT THE TERMS AND RESTICTIONS OF THE COMPANY'S 2002 EMPLOYEE AND OFFICER RETENTION AND RECOGNITION PLAN ("PLAN"); SUCH SHARES ARE SUBJECT TO FOREFIETURE OR CANCELLATION UNDER THE TERMS OF THE COMPANY'S PLAN, AND THESE SHARES SHALL NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED, ENCUMBERED OR OTHERWISE ALIENATED OR HYPOTHECATED EXECTP PURSUANT TO THE PROVISIONS OF SAID PLAN, A COPY OF WHICH IS AVAILABLE FROM THE COMPANY UPON REQUEST.

         (b) No such shares may be sold, transferred, assigned, pledged, encumbered or otherwise alienated or hypothecated, unless, until and then only to the extent that said restrictions shall have lapsed in accordance with Paragraph 5.5 hereof.

5.4 Lapse of Restrictions. Subject to the provision of Article VI, the restrictions contained in Paragraph 5.4(a) and (c) hereof shall lapse as follows:

         (a) Said restrictions shall lapse with respect to all of the shares awarded pursuant to a Restricted Stock Award one year after the date of issuance of the shares awarded pursuant to a Restricted Stock Award is made, but only if on the date the restrictions are to lapse the Recipient has been an employee of the Company continuously from the time of the Restricted Stock Award to such date of lapse. Temporary leaves of absence which are approved by the Company shall not be considered a break in that employee's continuous employment with the Company. The purpose of the restrictions is to provide an incentive to each Recipient to remain with the Company or one of its Subsidiaries and to perform assigned tasks and responsibilities in a manner consistent with the best interests of the Company and its stockholders.

         (b) The Compensation Committee may not at any time accelerate or waive all or any portion of restrictions remaining in respect of the Restricted Stock Award.

         (c) Only in the event of Recipient's death, permanent total disability, or retirement, may the Compensation Committee, in its discretion, elect to waive all or any portion of the restrictions remaining in respect of the Restricted Stock Award.

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5.5      Effect of Termination.  Except as otherwise  provided in Article VI, in the event of Termination, all shares still subject to the restrictions hereof shall be returned to or cancelled by the Company and shall be deemed to have been forfeited by the Recipient.

5.6      Rights  of  Stockholder.   Upon  issuance  of  the  stock  certificates
         evidencing the Restricted Stock Award and subject to the restrictions contained in Paragraph 5.4 hereof, the Recipient shall have all the rights of a stockholder of the Company with respect to the shares of Restricted Stock represented by said Restricted Stock Award, including the right to vote the shares and receive all dividends and other distributions paid or made with respect thereto.

                                   ARTICLE VI

                               MISCELLANEOUS TERMS

6.1 Termination and Amendment. The Board may terminate or amend the Plan at any time, except that Restricted Stock Awards then outstanding shall not be adversely affected thereby without the written consent of the respective Recipient holding such Awards.

         The Board may make such amendments to the Plan as it shall deem advisable except that the approval by a majority of the Company's stockholders, present or represented at a meeting duly held in accordance with the laws of Delaware shall be required for any amendment which would:

         (a)  Materially   modify  the   requirements   as  to  eligibility  for
              Restricted Stock Awards under the Plan;

         (b) Materially increase the maximum number of shares of Restricted Stock available under Paragraph 4.1 hereof;

         (c) Extend the period during which Restricted Stock Awards can be granted beyond December 31, 2005; or

         (d) Materially increase the benefits accruing to Recipients under the Plan.

         The approval of the Company's stockholders for such amendments shall be solicited in a manner which substantially conforms to the rules and regulations in effect under Section 14 of the Securities Exchange Act of 1934.

6.2 Limitation of Liability of the Company. As illustrative of the limitations of liability of the Company, but not intended to be exhaustive thereof, nothing in the Plan shall be construed to:

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         (a)  Give  any  employee  or  officer  of  the  Company  or  any of its
              Subsidiaries any right to be granted any awards other than at the sole discretion of the Compensation Committee;

         (b) Give any Recipient any rights whatsoever with respect to shares of Common Stock or Restricted Stock except as specifically provided in the Plan;

         (c) Limit in any way the right of the Company or its Subsidiaries to terminate the employment of any Recipient at any time; or

         (d) Be evidence of any agreement or understanding, express or implied, that the Company or any of its Subsidiaries will employ any Recipient in any particular position, at any particular rate of compensation, or for any particular period of time.

6.3 Non-exclusivity of the Plan. Nothing contain herein is intended to amend, modify or rescind any previously approved compensation plans or programs entered into by the Company or any of its Subsidiaries. The Plan shall be in addition to any and all such plans or programs. Neither the adoption of this Plan by the Board not the submission of the Plan to the Company's stockholders for approval shall be construed as creating any limitations on the power or authority of the Board to adopt such other additional incentive or other compensation arrangements as the Board may deem necessary or desirable.

6.4 Effective Date of the Plan. The Plan shall be deemed effective as of December 10, 2001.

6.5 Headings. The headings of the Articles and their subparts in this Plan are for the convenience of reading only and are not meant to be of substantive significance and shall not add or detract from the meaning of such Article or subpart.

6.6      Other  Provisions.   The  following   provisions  are  also  in  effect
         hereunder:

         (a) The use of the masculine gender herein shall also include within its meaning the feminine, and the singular shall include the plural, and the plural shall include the singular, unless the contest clearly indicates to the contrary.

         (b) All expenses of administering the Plan shall be borne by the Company.

         (c) No person shall have any claim or right to receive an award if, in the opinion of counsel, such receipt conflicts with law or is opposed to public policy.

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         (d)  The  place of  administration  of the Plan  shall be  conclusively deemed to be within the State of California, and the validity, construction, interpretation, administration and effect of the Plan and of its rules and regulations and the rights of any and all personnel having or claiming to have an interest herein or hereunder shall be governed by and determined exclusively and solely in accordance with the laws of the State of California.

         (e) This Plan shall be binding upon and inure to the benefit of the successors and assigns of the Company and each Subsidiary, whether by way of merger, consolidation, operation of law, assignment, purchase or other acquisition of substantially all of the assets or business of the Company or any Subsidiary and any such successor or assign shall absolutely and unconditionally assume all of the Company's and each Subsidiary's obligations hereunder.


Dated:                              By: /s/ Wing Yu
------                              ---------------
                                            Wing Yu, Chief Executive Officer